WELCOME TO OUR
ANNUAL MEETING

May 10, 2007

Please rise for our
National Anthem

East Penn Financial Corp.

MUSIC BY
ARAM BASMADJIAN

“WOODY” ROHRBACH
Lead Independent Director
and
Vice-Chairman

BRUCE R. KEIL

SECRETARY

Forrest “Woody” A. Rohrbach

East Penn Financial Corp.

Dale A. Dries

East Penn Financial Corp.

East Penn Financial Corp.

Tom R. Gulla

East Penn Financial Corp.

Allen E. Kiefer

East Penn Financial Corp.

Brent L. Peters

East Penn Financial Corp.

Gordon K. Schantz

East Penn Financial Corp.

Linn H. Schantz

East Penn Financial Corp.

Don R. Schneck

East Penn Financial Corp.

Peter L. Shaffer

East Penn Financial Corp.

“Harry” Tantaros

East Penn Financial Corp.

Dr. Geoff Toonder

East Penn Financial Corp.

Atty. Don S. Young

“WOODY” ROHRBACH
Lead Independent Director
and
Vice-Chairman

BRUCE R. KEIL

SECRETARY

“WOODY” ROHRBACH
Lead Independent Director
and
Vice-Chairman

Motion to Waive the
Reading of the
Minutes of the 2006
Annual Meeting of
Shareholders
and to Approve the
2006 Minutes

DON PETERSON
JUDGE OF ELECTION

Motion to Elect Four
Class C Directors

Allen E. Kiefer

Brent L. Peters

Forrest A. Rohrbach

Peter L. Shaffer

Beard Miller Company LLP

as

Independent Auditors
for the year ending
December 31, 2007

Motion to ratify the
selection of

“WOODY” ROHRBACH
Lead Independent Director
and
Vice-Chairman

BRENT L. PETERS
CHAIRMAN,
PRESIDENT & CEO

Forward–looking Statements

The Corporation has made forward-looking statements in this report that are subject to assumptions, risks and uncertainties.  Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements.  In addition to these factors, the following could cause actual results to differ materially from those expressed in the forward-looking statements:

   operating, legal and regulatory risks,

   economic, political and competitive forces affecting our banking business, and

   the risk that management’s analyses of these risks could be incorrect and/or that the strategies developed to address them could be unsuccessful.

When the Corporation uses words such as “believes,” “expects,”
“anticipates,”  or other similar expressions, then forward-looking statements are being made.

Historical Yield Curves

Today
1 Year Ago
5 Years Ago

Historical Yield Distribution

	5-Year		10-Year		20-Year	
Range	Freq.	Cum.	Freq.	Cum.	Freq.	Cum.
Below 5.00%	40.89%	40.89%	32.44%	32.44%	19.89%	19.89%
5.00%-5.99%	22.78%	63.67%	24.56%	57.00%	30.67%	50.56%
6.00%-6.99%	24.67%	88.33%	23.56%	80.56%	28.00%	78.56%
7.00%-7.99%	10.22%	98.56%	11.00%	91.56%	16.44%	90.00%
8.00%-8.99%	1.44%	100.00%	8.22%	99.78%	9.44%	99.44%
Above 9.00%	0.00%	100.00%	0.22%	100.00%	0.56%	100.00%
Yield as of 5/4/2007		4.55%		4.64%		4.80%
% at or below current level		28.11%		22.67%		11.88%

	5-Year	10-Year	20-Year
HIGH	8.61%	9.08%	9.17%
LOW	2.02%	3.11%	4.17%
MEAN	5.87%	5.82%	6.20%
MEDIAN	5.45%	5.74%	5.97%

Historical Treasury Yields

2-Year
10-Year
30-Year

28

SANDLER O'NEILL + PARTNERS, L.P.

Historical Yields

Source: FactSet

Week of May 7 th , 2007

Net Interest Rate Spread

Liability costs have risen faster than asset yields

6.04%

6.22%

6.30%

6.37%

6.38%

6.48%

2.58%

2.72%

3.13%

3.33%

3.43%

2.87%

4.00%

4.25%

4.50%

4.75%

5.00%

5.25%

5.50%

5.75%

6.00%

6.25%

6.50%

6.75%

7.00%

12/31/2005

3/31/2006

6/30/2006

9/30/2006

12/31/2006

3/31/2007

2.00%

2.25%

2.50%

2.75%

3.00%

3.25%

3.50%

3.75%

4.00%

Yield on Earning Assets

Cost of Funds

4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
$2.40
$2.81
$3.25
$3.50
$3.61
$0.90
2002
2003
2004
2005
2006
1st Qtr
2007

Net Income
 in millions

East Penn Financial Corporation

Income Statement - 2006 vs 2005

(in thousands)

$13,308

$11,107

$2,732

$389

$933

$3,611

$12,771

$10,345

$2,511

$420

$3,503

$1,014

$0

$2,000

$4,000

$6,000

$8,000

$10,000

$12,000

$14,000

Net interest income

Operating expenses

Other income

Provision for loan

losses

Tax provision

Net income, after

taxes

12/31/2006

12/31/2005

East Penn Financial Corporation

Balance Sheet Highlights - 2006 vs 2005

(in millions)

$439.5

$70.4

$319.5

$43.9

$379.4

$24.0

$25.2

$404.2

$75.2

$290.3

$328.0

$22.8

$0

$50

$100

$150

$200

$250

$300

$350

$400

$450

$500

Total Assets

Investments

Loans, net of ALLL

Deposits & CMA

Borrowings

Stkholder Equity

12/31/2006

12/31/2005

350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
$177.0
$204.6
$237.8
$290.3
$319.5
$324.5
2002
2003
2004
2005
2006
1st Qtr 2007

Net Outstanding Loans
 in millions

LOAN PORTFOLIO COMPOSITION

0

20,000

40,000

60,000

80,000

100,000

120,000

140,000

2004

2005

2006

Commercial

Commercial RE

Residential RE

RE Construction

Tax Exempt

Home Equity

Other Consumer

Past Due Loans

1 st Qtr.

Years Ended
December 31

1.41%

1.20%

1.29%

Peer Group Avg.

1.99%

0.83%

0.71%

0.92%

Total Past Dues

  0.10%

0.13%

0.22%

0.44%

90 Days and
Over

  1.89%

0.70%

0.49%

0.48%

30-89 Days

2007

2006

2005

2004

450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
$243.6
$279.9
$298.3
$324.3
$372.6
$381.1
2002
2003
2004
2005
2006
1st Qtr 2007

Total Deposits
 in millions

Deposit Market Share Analysis –
Lehigh County

2006

2005

2004

# of

Branches

Total

Deposits

Rank

Market

Share

Rank

Market

Share

Rank

Market

Share

Wachovia Corporation (NC)

28

2,116,153

1

38.48

1

38.46

1

34.93

KNBT Bancorp (PA)

15

436,090

2

7.93

2

7.62

2

6.70

American Bank Incorporated (PA)

1

370,8

14

3

6.74

3

7.06

3

6.59

East Penn Financial Corp.

(PA)

7

330,374

4

6.01

5

5.74

4

5.08

Sovereign Bancorp, Inc. (PA)

8

325,098

5

5.91

4

6.17

7

4.07

PNC Financial Services Group, Inc. (PA)

6

272,363

6

4.95

7

4.54

10

3.43

Fulton Financial Corporation (PA)

7

258,763

7

4.71

6

4.78

6

4.22

Neffs Bancorp (PA)

1

171,148

8

3.11

9

3.40

11

3.98

Bank of America Corporation (NC)

8

166,053

9

3.02

8

3.71

5

4.57

First Star Bancorp, Inc. (PA)

4

164,698

10

2.99

11

2.95

12

2.86

New Tripoli Bancorp, Inc. (PA)

2

162,433

1

1

2.95

10

3.24

13

2.81

National Penn Bancshares, Inc (PA)

6

142,414

12

2.59

12

2.30

16

1.99

Susquehanna Bancshares, Inc. (PA)

5

113,596

13

2.07

13

2.17

14

2.73

Semperverde Holding Company (PA)

2

97,004

14

1.76

14

2.08

15

2.05

Harleysville National Corp

oration (PA)

4

90,586

15

1.65

15

1.66

18

1.45

M&T Bank Corporation (PA)

5

82,161

16

1.49

16

1.52

17

1.47

Embassy Bank for the Lehigh Valley (PA)

1

75,609

17

1.37

18

0.73

N/A

N/A

QNB Corp. (PA)

1

65,579

18

1.19

17

1.28

20

1.08

Palm Bancorp (PA)

1

33,476

19

0.61

19

0.58

N/A

N/A

Commerce Bancorp, Inc. (NJ)

2

25,150

20

0.46

N/A

N/A

N/A

N/A

2006

2005

2004

# of

Branches

Total

Deposits

Rank

Market

Share

Rank

Market

Share

Rank

Market

Share

Wachovia Corporation (NC)

28

2,116,153

1

38.48

1

38.46

1

34.93

KNBT Bancorp (PA)

15

436,090

2

7.93

2

7.62

2

6.70

American Bank Incorporated (PA)

1

370,8

14

3

6.74

3

7.06

3

6.59

East Penn Financial Corp.

(PA)

7

330,374

4

6.01

5

5.74

4

5.08

Sovereign Bancorp, Inc. (PA)

8

325,098

5

5.91

4

6.17

7

4.07

PNC Financial Services Group, Inc. (PA)

6

272,363

6

4.95

7

4.54

10

3.43

Fulton Financial Corporation (PA)

7

258,763

7

4.71

6

4.78

6

4.22

Neffs Bancorp (PA)

1

171,148

8

3.11

9

3.40

11

3.98

Bank of America Corporation (NC)

8

166,053

9

3.02

8

3.71

5

4.57

First Star Bancorp, Inc. (PA)

4

164,698

10

2.99

11

2.95

12

2.86

New Tripoli Bancorp, Inc. (PA)

2

162,433

1

1

2.95

10

3.24

13

2.81

National Penn Bancshares, Inc (PA)

6

142,414

12

2.59

12

2.30

16

1.99

Susquehanna Bancshares, Inc. (PA)

5

113,596

13

2.07

13

2.17

14

2.73

Semperverde Holding Company (PA)

2

97,004

14

1.76

14

2.08

15

2.05

Harleysville National Corp

oration (PA)

4

90,586

15

1.65

15

1.66

18

1.45

M&T Bank Corporation (PA)

5

82,161

16

1.49

16

1.52

17

1.47

Embassy Bank for the Lehigh Valley (PA)

1

75,609

17

1.37

18

0.73

N/A

N/A

QNB Corp. (PA)

1

65,579

18

1.19

17

1.28

20

1.08

Palm Bancorp (PA)

1

33,476

19

0.61

19

0.58

N/A

N/A

Commerce Bancorp, Inc. (NJ)

2

25,150

20

0.46

N/A

N/A

N/A

N/A

DDA
Non-interest
14 %
Deposits
Time
38 %
DDA and MMA
Savings
48 %

DDA
Non-interest
14 %
Deposits
Time
30 %
DDA and MMA
Savings
56 %

DEPOSIT MIX

12/31/2006

DDA

Non-interest

12%

Deposits

Time

50%

DDA and MMA

Savings

38%

Dividends Per Share
(annualized)
0.25
0.20
0.15
0.10
0.05
0.00
$0.06
$0.10
$0.16
$0.19
$0.22
2002
2003
2004
2005
2006

Cash Dividend History

Semi-Annual
Cash Dividend

The first of two dividend payments…

12 cents per share, payable February 28, 2007

to shareholders of record February 2, 2007.

The second cash dividend payment will be
announced in the second half of 2007.

Selected Financial Data

3.6%

$0.55

$0.57

Diluted earnings per
share

1.8%

$0.56

$0.57

Basic earnings per share

-13.9%

15.86%

15.64%

Return on average equity

-5.4%

0.92%

0.87%

Return on average assets

-2.5%

8.0%

7.8%

Tier I leverage capital

10.2%

$3.62

$3.99

Book value

10.2%

22,841

25,161

Stockholders’ equity

14.9%

324,306

372,631

Deposits

-6.4%

75,213

70,392

Investment securities

10.1%

290,315

319,542

Loans, net

8.7%

$404,229

$439,452

Total assets

% Change

12/31/05

12/31/06

(In thousands, except book value and EPS)

Twelve Months Ended:

                 December 31, 2006  481,095  shares

                 December 31, 2005  494,640  shares

                 December 31, 2004  476,834  shares

Four Months Ended:

                 April 30, 2007                             224,326  shares

Stock Price Range:

                        High                          Low

2006                                                                                $   9.50                                                                          $  7.66

2005                                                                                $   9.50                                                                          $  8.39

2004                                                                                $ 10.59                                                                          $  7.75

Closing price @ April 30, 2007     -   $  8.28

(Source of information – NASDAQ)

Summary of Shares Traded

EPEN
NASDAQ Bank Index
S&P 500
DJIA
150.0%
140.0%
130.0%
120.0%
110.0%
100.0%
90.0%
80.0%
70.0%
60.0%
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07

EPEN
NASDAQ Bank Index
S&P 500
DJIA
220.0%
200.0%
180.0%
160.0%
140.0%
120.0%
100.0%
80.0%
60.0%
May-02
Jan-03
Oct-03
Jun-04
Mar-05
Nov-05
Aug-06
May-07

43
SANDLER O'NEILL + PARTNERS, L.P.

Note:  Data as of May 7, 2007

Source: SNL Financial

Three Year Comparative Price Appreciation

Five Year Comparative Price Appreciation

(21.5%)

37.4%

19.4%

49.5%

43.8%

34.6%

Stock Price Performance

EPEN Overview

35.3%

31.6%

BRENT L. PETERS
CHAIRMAN,
PRESIDENT & CEO

QUESTIONS?

“WOODY” ROHRBACH
Lead Independent Director
and
Vice-Chairman

Management Reports and
Reported Actions of the
Corporation’s
Directors and Officers
for the Year Ending
December 31, 2006.

Motion to approve a
resolution to confirm

DON PETERSON
JUDGE OF ELECTION

.

“WOODY” ROHRBACH
Lead Independent Director
and
Vice-Chairman

Motion to adjourn the
Annual Meeting of
Shareholders
for the Year 2007

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IN THE MUSEUM
FOR
REFRESHMENTS